SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : July 26, 1999


                       Saxon Asset Securities Trust 1999-2
             Mortgage Loan Asset Backed Certificates, Series 1999-2

             (Exact name of registrant as specified in its charter)


     Virginia                      333-59479              52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                 This report consists of 8 consecutively numbered pages.

Item 5.   Other Events.

          On  July 26, 1999 distributions were made to the Certificateholders.
          Specific   information   with   respect  to  the distributions  is
          filed  as  Exhibit  99.1.   No  other   reportable transactions or
          matters have  occurred  during the current  reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Monthly Payment Report on July 26, 1999 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1999-2
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1999-2


Date:                      By:  /s/ Bradley D. Adams
                                ---------------
                                Bradley D. Adams
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Payment Report Statement on
                         July 26, 1999                                 6

                                  Exhibit 99.1


                    Monthly Payment Report on July 26, 1999

                                                     MONTHLY PAYMENT REPORT
                                                SAXON ASSET SECURITIES TRUST 1999-2
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-2
                                                  STATEMENT TO CERTIFICATEHOLDERS


Distribution Date:		26-Jul-99
------------------------------------------------------------------------------------------------------------------------
										 Cerit- Certifi-
				   						 fi-	cates-
							 		Interest cates  Carry  Appleid
		 Original	 Beginning     Prinicpal    Interest     Carry   Carry- over   Realized   Total	   Ending
		 Certificate	 Certificate   Distri- 	    Distri-     Forward  over	amt    Loss	  Distri- Certificate
Class Cusip #    Balance	 Balance       bution	    bution        Amt    Amt    paid   Amount	  bution   Balance
------------------------------------------------------------------------------------------------------------------------
AF-1  805564DM0  80,000,000.00  76,120,977.46 1,880,603.13   339,705.72   -    N/A     N/A	N/A 2,220,308.85  74,240,374.33
AF-2  805564DN8  33,000,000.00  33,000,000.00           -    164,175.00   -    N/A	N/A	N/A   164,175.00  33,000,000.00
AF-3  805564DP3  36,000,000.00  36,000,000.00           -    183,150.00   -    N/A	N/A	N/A   183,150.00  36,000,000.00
AF-4  805564DQ1  27,000,000.00  27,000,000.00           -    145,012.50   -    N/A	N/A	N/A   145,012.50  27,000,000.00
AF-5  805564DR9  16,713,000.00  16,713,000.00           -     94,915.91   -    N/A	N/A	N/A    94,915.91  16,713,000.00
AF-6  805564DS7  21,412,800.00  21,412,800.00           -    114,469.26   -    N/A	N/A	N/A   114,469.26  21,412,800.00
MF-1  805564DT5  12,449,000.00  12,449,000.00           -     70,336.85   -    N/A	N/A	 -     70,336.85  12,449,000.00
MF-2  805564DU2   9,337,000.00   9,337,000.00           -     55,827.48   -    N/A	N/A	 -     55,827.48   9,337,000.00
BF-1  805564DV0   8,092,000.00   8,092,000.00           -     56,711.43   -    N/A	N/A	 -     56,711.43   8,092,000.00
BF-1A 805564DW8   4,980,000.00   4,737,243.18   301,655.08    31,285.54   -    N/A	N/A	 -    332,940.63   4,435,588.09
AV-1  805564DX6 177,840,800.00 172,747,884.70 2,464,384.41   791,749.14   -     -      -   	N/A 3,256,133.55 170,283,500.29
MV-1  805564DY4  16,884,000.00  16,884,000.00	        -     80,582.41   -     -      -   	 -     80,582.41  16,884,000.00
MV-2  805564DZ1  14,070,000.00  14,070,000.00	        -     73,209.92   -     -      -   	 -     73,209.92  14,070,000.00
BV-1  805564EA5   9,567,000.00   9,567,000.00	        -     64,196.56   -     -      -   	 -     64,196.56   9,567,000.00
BV-1A 805564EB3   6,704,000.00   6,560,354.14   362,525.78    45,403.12   -     -      -   	 -    407,928.90   6,197,828.36
C     80556C2	 	N/A		N/A	     N/A     665,301.55   N/A   N/A	N/A	N/A   665,301.55	N/A
R     80556R2		N/A		N/A	     N/A 	     -    N/A   N/A	N/A	N/A	     -   	N/A
------------------------------------------------------------------------------------------------------------------------
TOTALS		474,049,600.00 464,691,259.47 5,009,168.40 2,976,032.40 		    	    7,985,200.80 459,682,091.07
-----------------------------------------------------------------------------------------------------------------------
Group I		248,983,800.00 244,862,020.64 2,182,258.21 1,255,589.70			    	    3,437,847.91 242,679,762.42
Group II	225,065,800.00 219,829,238.84 2,826,910.19 1,055,141.15			    	    3,882,051.34 217,002,328.65
------------------------------------------------------------------------------------------------------------------------



===============
One Month LIBOR RATE			5.09250%
===============

Factor Information per $1,000 of the Original Balance
------------------------------------------------------------------------------------------------------------------------
					       Interest  Certificates Certificates   End Prin    Current
		   Principal	 Interest      Carry     Carryover 	Carryover    Balance   Pass Through
Class	Cusip #	   Distribution	 Distribution  Forward	       	        Paid 	        	  Rate
------------------------------------------------------------------------------------------------------------------------
  AF-1   805564DM0    23.50754	   4.24632    0.00000	    N/A	 	N/A  	    928.00468	 5.18250%
  AF-2   805564DN8     0.00000	   4.97500    0.00000	    N/A	  	N/A	  1,000.00000    5.97000%
  AF-3   805564DP3     0.00000	   5.08750    0.00000	    N/A	  	N/A	  1,000.00000	 6.10500%
  AF-4   805564DQ1     0.00000	   5.37083    0.00000	    N/A	  	N/A	  1,000.00000	 6.44500%
  AF-5   805564DR9     0.00000	   5.67917    0.00000	    N/A	  	N/A	  1,000.00000	 6.81500%
  AF-6   805564DS7     0.00000	   5.34583    0.00000	    N/A	  	N/A	  1,000.00000	 6.41500%
  MF-1   805564DT5     0.00000	   5.65000    0.00000	    N/A	  	N/A	  1,000.00000	 6.78000%
  MF-2   805564DU2     0.00000     5.97917    0.00000	    N/A	  	N/A	  1,000.00000	 7.17500%
  BF-1   805564DV0     0.00000	   7.00833    0.00000	    N/A	  	N/A	  1,000.00000	 8.41000%
 BF-1A   805564DW8    60.57331	   6.28224    0.00000	    N/A	  	N/A	    890.68034	 7.92500%
  AV-1   805564DX6    13.85725	   4.45201    0.00000	0.00000     0.00000	    957.50525	 5.32250%
  MV-1   805564DY4     0.00000	   4.77271    0.00000	0.00000     0.00000	  1,000.00000	 5.54250%
  MV-2   805564DZ1     0.00000	   5.20326    0.00000	0.00000     0.00000	  1,000.00000	 6.04250%
  BV-1   805564EA5     0.00000	   6.71021    0.00000	0.00000     0.00000	  1,000.00000	 7.79250%
 BV-1A   805564EB3    54.07604	   6.77254    0.00000	0.00000     0.00000	    924.49707	 8.30500%
------------------------------------------------------------------------------------------------------------------------








If there are any questions or comments, please contact:

Joan Dolce
Saxon Mortgage
4880 Cox Road
Richmond, VA  23060
(804) 967-5814

					-6-

                                                     MONTHLY PAYMENT REPORT
                                                SAXON ASSET SECURITIES TRUST 1999-2
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-2
                                                  STATEMENT TO CERTIFICATEHOLDERS

                                                                                           ------------------------
                                                                                              Group I	       Group II
											 ------------------------
   Aggregate Scheduled Mortgage Principal Balance                                         243,224,174.33    217,508,500.29
   Prepayment Amount							 		    1,712,308.18      2,356,867.15
   Substitution Shortfall Amount								-   	          -
   Repurchase Amounts							  		        -   	          -
   Other Recoveries							 			-   	          -
   Extra Principal Distribution Amount								-   	 	  -
   Applied Realized Loss Amount							 		-   	          -
   Unpaid Realized Loss Amount							 		-   	          -
											 -------------------------
											     Group I	       Group II
											 -------------------------
   Net Rate										     9.42911%	        9.35178%
   Largest Mortgage Loan Balance							     499,152.86	        996,570.82
   Servicing Fees									     101,312.06	         91,655.40
   Master Servicing Fees								      10,212.70	          9,165.54

   The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans as of the Remittance Date

							       Group I				       Group II
                       ---------------------------------------------------------------------------------------------------
			Category     Number   Percentage    Principal Balance    Number   Percentage    Principal Balance
                       ---------------------------------------------------------------------------------------------------
			30-59 Days     64     2.23512%	        5,436,356.43	   46	   2.36793%   5,150,450.11
			60-89 Days     19     0.63097%	        1,534,678.19	   15 	   1.11684%   2,429,213.36
			90+ Days        4     0.09680%	          235,445.57 	    8 	   0.34218%     744,280.51
		       ---------------------------------------------------------------------------------------------------

                                                                                                ------------------------
											     Group I	        Group II
	                                                                                         ------------------------
   Number of Mortgage Loans in Foreclosure Proceedings						39		      44
   Scheduled Principal Balance of all Mortgage Loans in Foreclosure Proceedings		   4,131,547.11	      4,205,997.49
   Number of Mortgage Loans in Foreclosure in Prior Month				        20 	              18
   Scheduled Principal Balance of all Mortgage Loans in Foreclosure in Prior Month	  2,380,727.42       2,098,774.91
											          -------------------------


											     Group I	        Group II
                                                                                               ------------------------
   Number of Mortgagors in Bankruptcy Proceedings						  4	              7
   Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings		     486,037.47	        690,421.86
											        ------------------------

											     Group I	   	Group II
                                                                                                ------------------------
   Number of any REO Properties							 		  -   	 	      1
   Book Value of any REO Properties							       	  -   	         40,656.69
											        ------------------------

								         Group I			Group II
					        Servicer	Number	Principal Balance	Number	Principal Balance
	                                                        ----------------------------------------------------------
   Number of 60+ Delinquent Loans		Meritech	    60 	     5,606,514.74 	    68 	     7,376,819.34
								----------------------------------------------------------


   Amount on Deposit in Asset Proceeds Account							              7,985,200.80

   Interest								  				      3,640,213.26

   Scheduled Principal								                       	        275,812.21

   Unscheduled Principal										      4,069,175.33


	                              -7-

                                                     MONTHLY PAYMENT REPORT
                                                SAXON ASSET SECURITIES TRUST 1999-2
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-2
                                                  STATEMENT TO CERTIFICATEHOLDERS
										              	Group I		Group II
											    	-------------------------
Realized Losses for the current period							 	   - 	             -
Cumulative Realized Losses							 		   -   	             -
Applied Realized Losses							 			   -  	             -
Unpaid Realized Losses							 			   -   	     	     -

												Group I		Group II
                                                                                                --------------------------
Trigger Event										       Has not occurred   Has not occurred
Subordinate Trigger Event									Has not occurred   Has not occurred

Overcollateralization Target Amount							       	4,980,038.67      6,704,192.51
Overcollateralization Amount									  544,411.91	    506,171.64


					   -8-
